SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)   December 1, 2003

                                                                       ProLogis
                                   (Exact Name of Registrant as Specified in its Charter)

                                                                        Maryland
                                          (State or Other Jurisdiction of Incorporation)

                                1-12846                                                                  74-2604728
                   (Commission File Number)                               (I.R.S. Employer Identification No.)

          14100 East 35th Place, Aurora, Colorado                                        80011
           (Address of Principal Executive Offices)                                     (Zip Code)

                                                                    (303) 375-9292
                                          (Registrant's Telephone Number, Including Area Code)

                                                                     Not Applicable
                                 (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

          On December 1, 2003, ProLogis issued a press release announcing the redemption of its Series D Cumulative Redeemable Preferred Shares of Beneficial Interest. A copy of the press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

Item 7.  Financial Statements, Pro Forma Information and Exhibits.

          (c)        Exhibits.

          Exhibit No.   Document Description

          99.1                Press Release dated December 1, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                        PROLOGIS

Dated: December 1, 2003                               By:   /s/ Walter C. Rakowich
                                                                        Name:   Walter C. Rakowich
                                                                        Title:     Managing Director and Chief
                                                                                      Financial Officer

EXHIBIT INDEX

Exhibit                Description
Number
99.1                    Press Release dated as of December 1, 2003